Exhibit 99.3

Implant Sciences Corporation and Subsidiary
Unaudited Pro Forma Condensed Combined Financial Information

On October 13, 2004, Implant Sciences Corp. (“Implant”) signed a definitive agreement to acquire Core Systems, Inc. (“Core”). The acquisition was completed on October 15, 2004. The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the acquisition of Core by Implant. The acquisition will be accounted for using the purchase method of accounting which means that the assets and liabilities of Core, including intangible assets, will be recorded on Implant’s balance sheet at their fair values as of October 15, 2004. The following pro forma statements were prepared as if the acquisition had been completed as of September 30, 2004 for balance sheet purposes and the beginning of the fiscal year ended June 30, 2004 for statement of operations purposes. These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements of Implant included in Implant’s report on Form 10-KSB/A for the year ended June 30, 2004, and reports on Form 10-QSB for the quarters ended September 30, 2004 as filed with the Securities and Exchange Commission and the historical financial statements of Core included at Exhibit 99.2.

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not purport to be indicative of the results of operations for future periods or the results that actually would have been realized Implant and Core been a consolidated company during the specified periods.

The unaudited pro forma condensed combined financial statements are based on the respective audited and unaudited historical consolidated financial statements and the notes thereto of Implant and Core after giving effect to each of the acquisitions using the purchase method of accounting and assumptions and adjustments described below and in the notes of the unaudited pro forma condensed combined financial statements. Actual operating results of the previously acquired businesses are included in Implant’s historical financial results only from the respective dates of the acquisitions.

The unaudited pro forma condensed combined statements of operations for the year ended June 30, 2004 and three months ended September 30, 2004 assume the acquisition, as listed above, occurred on July 1, 2003.  The unaudited pro forma condensed combined balance sheet as of September 30, 2004 assumes the acquisition of Core occurred on June 30, 2004.

In the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2004, the estimated purchase price of Core is allocated to the estimated fair value of the assets acquired and liabilities assumed based on the balance sheet on that date.  The final purchase price allocation will be based upon independent appraisals of certain tangible and intangible assets of Core.  The preliminary purchase price allocation included in the accompanying unaudited pro forma condensed combined financial statements is based upon estimates made by management and will be revised upon completion of the appraisals.

The pro forma adjustments are based upon available information and upon certain assumptions as described in the notes to the unaudited pro forma condensed combined financial statements that Implant’s management believes are reasonable in the circumstances.

The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Implant included in its Annual Report on Form 10-KSB/A for the year ended June 30, 2004 as well as its Quarterly Report on Form 10-QSB for the three months ended September 30, 2004, which were filed with the Securities and Exchange Commission on November 10, 2004 and November 16, 2004, respectively.

Implant Sciences Corporation and Subsidiary

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2004

	Historical Implant	Historical Core	Acquisition Adjustments		Proforma Combined
Assets
Current Assets:
Cash and cash equivalents	$5,944,000	$27,000	$(2,600,000	)(a)	$3,371,000
Accounts receivable, net	3,032,000	524,000			3,556,000
Inventories	489,000	20,000			509,000

Investments - available for sale securities	295,000	—			295,000
Prepaid expenses and other current assets	110,000	8,000			118,000

Total current assets	9,870,000	579,000	(2,600,000)		7,849,000

Property Plant and Equipment, net	4,222,000	1,270,000	2,068,000	(b)	7,560,000

Amortizable intangible Assets, net	521,000	—			521,000

Goodwill		—	5,107,000	(c)	5,107,000

Investment in unconsolidated sub	88,000	—			88,000
Other non-current assets	173,000	26,000			198,000

Total Assets	$14,874,000	$1,875,000	$4,575,000		$21,324,000

Liabilities and Stockholders’ Equity
Current liabilities:
Borrowings under line of credit	$0	$366,000			$366,000
Current maturities of long-term debt	3,000	1,385,000	(1,292,000	)(f)	96,000
Current maturities of obligations under capital leases		47,000			47,000

Accounts payable	1,360,000	968,000	(416,000	)(d)	1,912,000

Accrued expenses	717,000	732,000	(434,000	)(e)	1,015,000

Total current liabilities	2,080,000	3,498,000	(2,142,000)		3,436,000

Long-term liabilities:

Long-term debt net of current maturites	5,000	479,000	(271,000	)(f)	213,000
Obligations under capital leases, net of current		4,000			4,000

Other long term liabilities	107,000	—			107,000

Total liabilities	2,192,000	3,981,000	(2,413,000)		3,760,000

Convertible preferred stock	413,000	900,000	(900,000	)(g)	413,000

Common stock	33,088,000	472,000	4,410,000	(g)	37,970,000

Accumulated deficit	(20,819,000)	(3,478,000)	3,478,000	(g)	(20,819,000)

Total stockholders’ equity	12,269,000	(2,106,000)	6,988,000		17,151,000

Total liabilities and stockholders’ equity	$14,874,000	$1,875,000	$4,575,000		$21,324,000

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Implant Sciences Corporation and Subsidiary

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended June 30, 2004

	30-Jun-04
	Implant	Core	Proforma Adjustments		Combined

Revenue	$8,566,000	$4,563,000			$13,129,000
Cost of Goods Sold	6,186,000	3,619,000	$69,000	(h)	9,874,000
Gross Margin	2,380,000	944,000			3,324,000
					—
Research and Development	1,631,000	280,000			1,911,000

Selling and Administrative Expense	4,634,000	1,509,000	(372,000	)(i)	5,771,000
Total Operating Expenses	6,265,000	1,789,000			8,054,000
					—
Loss from Operations	(3,885,000)	(845,000)			(4,730,000)
					—
Interest expense - net	(112,000)	(282,000)	282,000	(j)	(112,000)
Gain on sale of equipment	35,000	—			35,000

Equity losses in unconsolidated sub	(50,000)	—			(50,000)
					—
Net loss before Preferred distribution, dividends	(4,012,000)	(1,127,000)			(5,139,000)
					—
Preferred distribution, dividends	(2,527,000)	—			(2,527,000)
					—
Net Loss	$(6,539,000)	$(1,127,000)	$(585,000)		$(7,081,000)

Net loss per share, basic and diluted	$(0.90)				$(0.92)
Weighted average common shares outstanding, basic and diluted	7,318,000		360,000		7,678,000

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

Implant Sciences Corporation and Subsidiary

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended September 30, 2004

	Implant	Core	Proforma Adjustments		Combined

Revenue	$2,274,000	$1,173,000			$3,447,000
Cost of Goods Sold	1,806,000	1,138,000	$17,000	(h)	2,961,000
Gross Margin	468,000	35,000			503,000
					—
Research and Development	586,000	26,000			612,000

Selling and Administrative Expense	1,054,000	293,000	(43,000	)(i)	1,304,000
Total Operating Expenses	1,640,000	319,000			1,959,000
					—
Loss from Operations	(1,172,000)	(284,000)			(1,456,000)
					—
Interest expense - net	(2,000)	(64,000)	64,000	(j)	(2,000)
Gain on sale of equipment	(6,000)				(6,000)
Equity losses in unconsolidated sub	(11,000)				(11,000)
					—
Net loss before Preferred distribution, dividends	(1,191,000)	(348,000)			(1,539,000)
					—
Preferred distribution, dividends	(284,000)				(284,000)
					—
Net Loss	$(1,475,000)	$(348,000)	$(90,000)		$(1,733,000)

Net loss per share, basic and diluted	$(0.17)				$(0.19)
Weighted average common shares outstanding, basic and diluted	8,467,000		360,000		8,827,000

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

Implant Sciences Corporation and Subsidiary
Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1. Basis of Presentation and Purchase Prices

On October 15, 2004, Implant Sciences Corp. acquired all of the stock of Core Systems Inc. from existing shareholders.  The aggregate purchase price of Core is estimated to be $7,482,000, which consists of the issuance of 311,000 shares of Implant common stock with a fair value of $ 3,250,000 based upon a fair value per share of $10.43, $2,000,000 in cash, estimated direct acquisition costs of $1,722,000 and extinguishments of debt and other liabilities of $510,000 which were satisfied by the issuance of 49,000 shares of Implant common stock.  The fair value of the shares issued was determined based on the average market price of the securities over the periods just prior to and following the date of the merger agreement, pursuant to the guidance in EITF Issue No. 99-12.  The purchase is subject to a holdback of $200,000 and 10% of the initial shares for a period of twelve months to settle any and all liabilities not reflected in the closing balance sheet.  The purchase is also subject to an earnout payment based on financial performance for the twelve month period following closing and an adjustment to the shares issued limiting the gain or loss on Implant common stock to 25% during a lock-up period.  The preliminary allocation of the estimated purchase price of Core is based on management estimates and assumptions and the preliminary results of independent appraisals.  Core’s results from operations are not included in Implants’ historical results for either the periods ended June 30, 2004 or September 30, 2004.

The unaudited pro forma condensed combined balance sheet combines Implant’s historical balance sheet as of September 30, 2004 with Core’s historical balance sheet as of September 30, 2004, giving effect to the acquisition as if it had been consummated on September 30, 2004.

The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2004 combines Implant’s fiscal year 2004 historical consolidated statement of operations with Core’s historical statement of operations for the twelve months ended June 30, 2004, giving effect to the acquisition as if it had occurred on the first day of Implant’s fiscal year 2004.

The unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2004 combines the historical consolidated statement of operations for Implant for the three months ended September 30, 2004 with Core’s historical statement of operations for the three months ended September 30, 2004 giving effect to the acquisition as if it had occurred on the first day of Implant’s fiscal year 2004.

Note 2. Pro Forma Adjustments

The following describes the pro forma adjustments made to the accompanying unaudited pro forma condensed combined financial statements:

(a.)                             Represents total cash used in the acquisition including a portion of the purchase price and expenses related to the transaction

(b)                                 Fixed assets will be carried on the books at the appraised fair market value.

(c)                                  Goodwill represents the excess of the purchase price over the net value of all assets acquired less liabilities assumed.

(d)                                 Reflects the payment of accrued rent outstanding that was paid conditioned on the closing of the transaction.

(e)                                  Represents accrued interest, Series A dividends payable and other general liabilities paid off conditioned on the closing.

(f).                                 Reflects the value Convertible notes converted to Core common stock and subsequently acquired in the transaction along with the payoff of other long-term notes conditioned upon the closing of the transaction.

(g)                                 Equity reflects the issuance of $3,760,000 in new Implant stock plus $1,122,000 of value ascribed to warrants issued as part of the transaction less $472,000 of Core common stock $900,000 of Core preferred and $3,478,000 of negative retained earnings eliminated as part of the transaction.

(h)                                 The appraised value of the Core fixed assets amortized over their useful lives would have resulted in additional depreciation of $69,000 for the twelve months ended June 30, 2004 and $17,000 for the three month period ending September 30, 2004.

(I)                                    Reflects the elimination of non-cash compensation that arose from re-pricing Core stock options.

(j)                                     Reflects reduced interest expense due to the conversion or retirement of Core debt.

Note 3. Pro Forma Income (Loss) Per Share

For the year ended June 30, 2004 and three months ended September 30, 2004, the unaudited pro forma basic and diluted income (loss) before accounting change per share and net income (loss) per share amounts are calculated based on the weighted average number of Implant common shares outstanding prior to the acquisition plus the number of Implant common shares issued upon the closing of the acquisition, if any.